SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 9, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                       000-32717                 13-4134098
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  (State or Other Jurisdiction         (Commission File        (IRS Employer
        of Incorporation)                   Number)          Identification No.)

         3 Times Square, New York, New York                           10036
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               (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         On April 9, 2002, Instinet Group Incorporated (the "Company") issued a press release announcing management changes and the resignation of Chief Executive Officer Doug Atkin. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number   Description

          99.1 News Release of Instinet Group Incorporated issued April 9, 2002: Instinet Announces Management Changes; CEO Doug Atkin Resigns.


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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                         INSTINET GROUP INCORPORATED
                                                           Registrant



Date: April 10, 2002
                                         By: /s/ Mark Nienstedt
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                                         Mark Nienstedt
                                         Acting President and Chief Executive
                                         Officer, Chief Financial Officer, and
                                         Director